SECURITIES AND EXCHANGE COMMISSION
              Washington, D.C. 20549

                AMENDMENT No. 1 TO
                     FORM 8-K

                  CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                   July 1, 2010
                  Date of Report
         (Date of Earliest Event Reported)


             ADELMAN ENTERPRISES INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware                0-53258                20-5572680
(State or other       (Commission             (IRS Employer
jurisdiction          File Number)       Identification No.)
of incorporation)

                5214 Bonsai Avenue
            Moorpark, California 93021
     (Address of Principal Executive Offices)

          5137 Clareton Drive, Suite 120
          Agoura Hills, California 91301
  (Former Address of Principal Executive Offices)

                  818/436-0410
          (Registrant's Telephone Number)


Item 4.01 Changes in Registrant's Certifying Accountant.

     Subsequent to the change of control in the Company as reported in the Company's Form 8-K filed on May 13, 2010, the Board of Directors of the Company determined on July l, 2010 to dismiss its then accountants.

     For the two most recent fiscal years and the subsequent interim period up to July 1, 2010, the Company had no disagreements on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure and the former accountant's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, scope or accounting principles.

     Simultaneously on July 1, 2010, the Company engaged the accounting firm of Farber Hass Hurley LLP, 888 West Ventura Boulevard, Camarillo, California.

Item  5.06 Change in Shell Company Status.

     As reported in the Company's Form 8-K filed on May 13, 2010, the Company is now a global media and technology company.


Item 8.01 Other Matters

     Change of Address: The Company has changed its address and telephone number. The new address and telephone number are:
5214 Bonsai Avenue, Moorpark, California 93021, 818/436-0410


Item 9.01   Exhibits

Exhibit 7.02   Revised Letter from former Accountant reflecting
		review of 8-K/A.



                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                           ADELMAN ENTERPRISES INC.


Date: July 28, 2010            /s/ Charles Adelman
                                   President